SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 16, 2013
ALERIS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	333-185443 (Commission File Number)	27-1539594 (IRS Employer Identification No.)

25825 Science Park Drive, Suite 400, Cleveland, Ohio 44122
(Address of Principal Executive Offices, including Zip Code)
(216) 910-3400
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

The Board of Directors of Aleris Corporation, parent company of Aleris International, Inc., declared a cash dividend of $10.00 per share on its common stock, par value $0.01 per share, at their meeting April 16, 2013. The cash dividend is payable on or about April 30, 2013 to Aleris Corporation’s stockholders of record as of April 19, 2013 and will be paid out of cash on hand. A copy of the press release announcing the dividend by Aleris Corporation is filed as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated April 17, 2013.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALERIS CORPORATION

Date: April 17, 2013	/s/ Scott A. McKinley
By: Scott A. McKinley
Its: Senior Vice President and Controller